PROMISSORY NOTE

Date: April 12, 2005

FOR VALUE RECEIVED, the undersigned, MORTGAGEIT, INC., a New York corporation
("Borrower"), promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a
Delaware corporation ("Lender" or, together with its successors and assigns,
"Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite
250, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, (i) a principal sum equal to the amount of
Warehousing Advances outstanding under the Agreement (as that term is defined below), (ii) interest on that amount from the date of each Warehousing Advance until repaid in full, and (iii) all other fees, charges and other Obligations due under the Agreement (including reasonable attorneys' fees and expenses incurred in connection with the collection of this Note), at the rates and at the times set forth in the Agreement. All payments under this Note and the
Agreement must be made in lawful money of the United States and in immediately available funds.

This Note evidences a line of credit and is the Warehousing Note referred to in that certain First Amended and Restated Warehousing Credit and Security
Agreement dated April 12, 2005 between Borrower and Lender (as amended, restated, renewed or replaced, the "Agreement"). Reference is made to the
Agreement (which is incorporated by reference as fully and with the same effect as if set forth at length in this Note) for a description of the Collateral and a statement of (x) the covenants and agreements made by Borrower, (y) the rights and remedies granted to Lender and (z) the other matters governed by the
Agreement. Capitalized terms not otherwise defined in this Note have the meanings set forth in the Agreement.
In addition to principal, interest, fees and other charges payable by Borrower under this Note and the Agreement, Borrower must pay all out-of-pocket costs and expenses of Lender, including reasonable fees, service charges and disbursements of counsel (including allocated costs of internal counsel), in connection with the enforcement and collection of this Note. Borrower waives demand, notice, protest and presentment in connection with collection of amounts outstanding under this Note.
This Note is governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

MORTGAGEIT, INC.,
a New York corporation
By: /s/ John R. Cuti
Its: General Counsel and Secretary